                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


                                 April 3, 1997
                Date of Report (Date of earliest event reported)


                                  XIRCOM, INC.
             (Exact name of registrant as specified in its charter)


      California                      0-19856                95-4421884
   -----------------              ----------------       -------------------
   (State or other                (Commission File         (I.R.S. Employer
    jurisdiction of                    Number)           Identification No.)
    incorporation)

                          2300 Corporate Center Drive
                          Thousand Oaks, CA 91320-1420
                    (Address of principal executive offices)

                                 (805) 376-9300
              (Registrant's telephone number, including area code)


                                 Not Applicable

             (Former name or address, if change since last report)

Item 5.  Other Events.

         The purpose of this Form 8-K is to file a press release issued by Xircom, Inc. on March 3, 1997 regarding the finalization of an investment agreement between Xircom, Inc. and Intel Corporation. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this Item 5.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.

                     99.1 - Press Release dated March 3, 1997 entitled "Xircom
                              Equity Investment From Intel is Finalized"

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    XIRCOM, INC.



Dated:  April 3, 1997               By: /s/ RANDALL H. HOLLIDAY
                                        ---------------------------------
                                        Randall H. Holliday
                                        Secretary and General Counsel

                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                     DESCRIPTION
-------                    -----------
  99.1                   Press Release dated March 3, 1997 entitled "Xircom
                           Equity Investment From Intel is Finalized"